UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2015

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is an investor presentation to be used by representatives of Broadwind Energy, Inc. (the “Company”) at the 2015 Aegis Growth Conference on Friday, October 9, 2015 in Las Vegas, Nevada. Management will be speaking at 9:00 a.m. local time and interested parties may listen via webcast and view the presentation slides on the Investor page of the Company’s website at http://www.bwen.com.

The information contained in, or incorporated into, this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act regardless of any general incorporation language in such filings.

This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01.                                        Exhibits.

(d)                                                                              Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Investor presentation to be used by representatives of Broadwind Energy, Inc. at the 2015 Aegis Growth Conference on Friday, October 9, 2015 in Las Vegas, Nevada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

October 9, 2015	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Investor presentation to be used by representatives of Broadwind Energy, Inc. at the 2015 Aegis Growth Conference on Friday, October 9, 2015 in Las Vegas, Nevada.